                                                                   EXHIBIT 10.55

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.


                         PHYSICIAN HEALTH CORPORATION


                              WARRANT CERTIFICATE
                              -------------------

                                 June 16, 1997


     THIS WARRANT CERTIFICATE (this "Warrant Certificate"), certifies that DVI Financial Services Inc., or the registered assigns thereof ("Holder"), is the owner of 50,000 warrants (the "Warrants"), each of which entitles Holder to purchase, as and when described herein, one share of Voting Common Stock, $0.0025 par value (collectively, the "Shares" or individually a "Share") of Physician Health Corporation, a Delaware corporation (the "Company"), at a purchase price of $5.00 per Share, during the term of this Warrant Certificate, subject to adjustment as provided in Section 6 hereof.

     1.   The Warrants. Each of the Warrants entitles Holder to purchase one (1)
          ------------
fully paid and nonassessable share of Voting Common Stock, $0.0025 par value, of the Company ("Common Stock") (such number being subject to adjustment as provided in Section 6 hereof) on the terms and conditions herein set forth.

     2.   Purchase Price.  The purchase price (the "Purchase Price") of the
          --------------
Shares covered by the Warrant shall be $5.00 per share.

     3.   Term of the Warrants. The term of the Warrants shall commence on the
          --------------------
date hereof and all rights to purchase any of the Shares hereunder shall cease at 11:59 P.M. on June 15, 2004 (the "Expiration Date"), subject to earlier termination as provided herein. Except as may otherwise be provided in this Warrant Certificate, the Warrants granted hereunder may be exercised at any time preceding the Expiration Date or expiration pursuant to Section 5 hereof. Holder shall not have any rights of a holder of any of the Shares covered by the Warrants with respect to any shares of the Company's Common Stock not actually issued and delivered to Holder.

     4.   Transferability.
          ---------------

          4.1  Permitted Transfers. The warrants shall be freely transferable,
               -------------------
allowing Holder to Transfer any or all of the Warrants, provided that prior to
                                                        ----------------------
such Transfer, the Company receives an opinion of counsel reasonably
-------------
satisfactory to the Company to the effect that the Transfer is in compliance with applicable federal and state securities laws. Any transferee under this
Section 4.1
shall take the Warrant(s) transferred to such transferee subject to the restrictions set forth in this Section.

          4.2  Prohibited Transfers Null and Void. Any attempt to Transfer in
               ----------------------------------
violation of this Section 4 shall be null and void, and neither the Company nor any transfer agent shall give any effect in the Company's records to any such attempt to Transfer.

     5.   Expiration.
          ----------

          (a) Generally. In addition to any other event causing an expiration or termination of this Warrant Certificate (including without limitation expiration pursuant to Section 5(b)), these Warrants shall expire and all rights to purchase any or all of the Shares shall cease upon the effective date of the dissolution or liquidation of the Company. The Company shall cause written notice to be given to Holder of any such proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof, and Holder shall have the right to exercise these Warrants at any time prior to the effective date of the termination of the Warrants.

          (b) Expiration upon Failure to Exercise in Certain Circumstance. Notwithstanding anything to the contrary contained herein, in the event that, at any time following the consummation of the initial public offering of the Common Stock of the Company, the price per share of the Company's Common Stock as reported on a national securities exchange on which the Common Stock is listed equals or exceeds $10 per share for 90 consecutive days, Holder shall be obligated to exercise all of the theretofore unexercised Warrants within 30 days after the mailing by the Company of a notice certificate indicating that such condition has occurred. In the event that Holder has not exercised all of the Warrants upon the conclusion of such 30-day period, all theretofore unexercised Warrants shall automatically expire, and all rights to purchase any or all of the Shares shall cease, without further action by the Company.

          (c) Assumption of the Obligation on the Warrants. The Company will not allow to occur (a) a merger, consolidation, acquisition of property or shares, separation or reorganization of the Company, with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or (b) a sale of substantially all of the property or shares of the Company to another entity, corporate or otherwise, unless the acquiring entity or the corporation resulting from such merger or consolidation shall expressly assume, by supplemental agreement satisfactory in form to the majority of Holders (if more than one) and executed and delivered to the Holders, the performance and observance of each and every covenant and obligation of the Warrant Certificate to be performed by the Company.

     6.   Adjustments for Stock Splits, Consolidations, etc.  The number, class
          -------------------------------------------------
of shares and Purchase Price subject to this Warrant Certificate shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of the Company's Common Stock, without a receipt of consideration equal to the fair market value of the shares by the Company, which result from a split-up or consolidation of shares, payment of a share dividend, a recapitalization, combination of shares or other like capital adjustment, so that, upon exercise of this Warrant Certificate, Holder shall receive the number and class of shares it would have received had it been the holder of the number of shares of Common Stock in the Company, for which this Warrant Certificate is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock in the Company. In case the Company shall at any time prior to the exercise or termination of any of the Warrants distribute to the holders of its Common Stock evidences of indebtedness, or other securities or assets, other than as dividends or distributions payable out of current or accumulated earnings, then, in any such case, the Holders of the Warrants shall be entitled to receive, upon exercise thereof, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets that such Holder would have been entitled to receive with respect to the Common Stock as a result of the happening of such event, had the Warrants been exercised immediately prior to the record date or other date fixing stockholders to be affected by such event (without giving effect to any restriction upon such exercise). If the Company shall be a surviving entity in any reorganization, merger or consolidation, this Warrant Certificate shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of Common Stock in the Company subject to this Warrant Certificate would have been entitled upon the effectiveness of such reorganization, merger or consolidation. Adjustments under this Section 6 shall be made by the Board of Directors of the Company in good faith. No fractional share shall be issued under this Warrant Certificate or upon any such adjustment and such securities shall be rounded to the nearest whole share. The Company shall provide to Holder notice of any adjustment pursuant to this Section 6 not less than thirty (30) days prior to the anticipated effective date thereof.

     7.   Method of Exercising Warrants.  Subject to the terms and conditions of
          -----------------------------
this Warrant Certificate, this Warrant Certificate may be exercised, in whole or in part, by Holder (a) by giving written notice to the Secretary of the Company in the form attached as Exhibit A hereto (the "Notice of Exercise"), and (b) tendering payment of the Purchase Price for each of the Shares to be purchased. The Purchase Price for all of the Shares to be purchased upon any exercise under this Warrant Certificate must be paid in full upon such exercise. Payment shall be made in cash. Holder's Notice of Exercise shall be accompanied by (i) this Warrant Certificate (for appropriate endorsement by the Company to reflect such exercise), (ii) a completed and executed Investor's Certificate in substantially the form attached hereto as Exhibit B, and (iii) such other agreements and documents as may be reasonably requested by the Company. Promptly upon compliance in full by Holder with this Section 7, Holder shall be entitled to receive a stock certificate evidencing ownership of the Shares purchased. The certificate or certificates for the shares an to which the Warrants shall have been so exercised shall be registered in the name of the person so exercising the Warrants and shall be delivered, as provided above, to or upon the written order of the person exercising the Warrants. In the event the Warrants shall be exercised by any person other than the Holder in accordance with the terms hereof, the Notice of Exercise shall be accompanied by appropriate proof of the right of such person to exercise the Warrants. All of the Shares that shall be issued upon the exercise of the Warrants as provided herein shall be fully paid and nonassessable and free from all taxes (other than taxes based on the income of the Holder, if any), liens and charges with respect to the issue thereof. Holder shall not be entitled to the privileges of share ownership as to any shares of the Company's Common Stock not actually issued and delivered to Holder.

     8.   Representations and Warranties of Holder. Holder hereby represents and
          ----------------------------------------
warrants that:

          8.1  Purchase Entirely for Own Account. This Warrant Certificate is
               ---------------------------------
issued to Holder in reliance upon Holder's representation to the Company, which by Holder's execution of this Warrant Certificate Holder hereby confirms, that the Warrants are being acquired and the Common Stock that Holder may purchase upon exercise of the Warrants will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

          8.2  Investment Experience.  Holder acknowledges that it is able to
               ---------------------
bear the economic risk of his investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrants and the Common Stock of the Company that Holder may purchase upon exercise of the Warrants.

          8.3  Restricted Securities. Holder understands that the warrants and
               ---------------------
the Common Stock of the Company that Holder may purchase upon exercise of the Warrants are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act") only in certain limited circumstances and only in the event counsel for the Company is then of the opinion that such registration under the Act or under any other applicable law, regulation or rule is not required. In this connection, Holder represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     9.   Legends.  It is understood that the certificates evidencing the Common
          -------
Stock of the Company that Holder may purchase upon exercise of this Warrant Certificate may bear one or all of the following legends:

               (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER."

               (b) Any legend required by the laws of the State of Delaware or by any other applicable state.

     10.  General.  The Company shall at all times during the term of the
          -------
Warrants reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Warrant Certificate, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

     11.  Miscellaneous.
          -------------

               (a)   Notices. All notices, requests, demands and other
                     -------
communications hereunder shall be in writing and shall be deemed to have been duly given when delivered, if personally delivered, or five (5) days after the date mailed, if mailed within the United States by certified or registered mail, prepaid, return receipt requested, to the party intended at the appropriate address set forth below their signature to this Warrant Certificate. Any party may change its address by giving written notice thereof to the other party hereto in accordance with the provisions hereof.

               (b)   Entire Agreement. This Warrant Certificate constitutes the
                     ----------------
entire agreement between the parties hereto with regard to the subject matter hereof and supersedes all previous negotiations, agreements (written or oral) and commitments with regard to the subject matter hereof, and shall not be released, discharged, changed or modified in any manner, except by an instrument signed by the parties hereto. No oral explanation or oral information by any of the parties hereto shall alter the meaning or interpretation of this Warrant Certificate. In construing this Warrant Certificate, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

               (c)   Governing Law. This Warrant Certificate shall be governed
                     -------------
by and interpreted in accordance with the laws of the State of Delaware (excluding principles of conflicts of laws).

               (d)   Successors. Except as otherwise provided in this Warrant
                     ----------
Certificate, this Warrant Certificate shall inure to the benefit of and be binding upon the parties hereto and their legal representatives, heirs and permitted successors and assigns.

               (e)   Counterparts. This Warrant Certificate may be executed in
                     ------------
any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

               (f)   Waiver. The waiver by any party hereto, express or implied,
                     ------
of any right under this Warrant Certificate or any failure to perform under this Warrant Certificate, shall not constitute or be deemed a waiver of any other right under this Warrant Certificate or of any other failure to perform under this Warrant Certificate.

               (g)   Section and Other Headings.  The section and other headings
                     --------------------------
contained in this Warrant Certificate are for reference purposes only and shall not in any way affect the meaning or interpretation of this Warrant Certificate.

               (h)   Severability. If any term, provision, covenant or condition
                     ------------
of this Warrant Certificate is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (i)  Attorneys' Fees.  In the event of any dispute between the parties
               ---------------
hereto relating to the subject matter hereof, the out-of-pocket costs and attorneys' fees of the prevailing party shall be paid by the other party in addition to any other relief.



                          [Intentionally left blank.]

     IN WITNESS WHEREOF, the Company and Holder, agreeing to the terms hereof, have duly executed this Warrant Certificate as of the day and year first above written.

                                        "COMPANY"
                                        PHYSICIAN HEALTH CORPORATION



                                        By: [SIGNATURE APPEARS HERE]
                                           -------------------------------------
                                        Its:
                                            ------------------------------------


                                        "HOLDER"
                                        DVI FINANCIAL SERVICES INC.



                                        By: [SIGNATURE APPEARS HERE]
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                                   EXHIBIT A

                         NOTICE OF EXERCISE OF WARRANT
                         -----------------------------


To:  Board of Directors of Physician Health Corporation

     The undersigned hereby elects to purchase _______ shares of Common Stock of Physician Health Corporation (the "Company") pursuant to the Warrant issued to the undersigned in that certain Warrant Certificate dated June 16, 1997. The aggregate purchase price of such Shares is $_______________, which amount is being tendered herewith. The effective date of this election shall be ___________________ or the date of receipt of this Notice by the Company, if later.

     Executed this _______ day of __________________________, ___________, at
_______________________________________.


                                       Holder:
                                              ----------------------------------



                                       -----------------------------------------
                                       (Social Security Number
                                       or Employer Identification Number)



                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------

                                   EXHIBIT B

                             INVESTOR'S CERTIFICATE
                             ----------------------


                                              Date:
                                                   -----------------------------


     I, the undersigned, hereby certify that all of the shares of common stock of Physician Health Corporation (the "Company") being purchased by me pursuant to the exercise on this date of certain warrants granted to me by the Company (evidenced by the Warrant Certificate issued to me by the Company as of June 16, 1997 (the "Warrant Certificate")) are being acquired by me for investment and not with a view to the distribution thereof. I hereby reconfirm the representations and warranties contained in Section 8 of the Warrant Certificate with respect to all such shares of the Company's Common Stock.


                                        Holder:



                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------